UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-08599

DWS Equity Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2011 Annual Report to Shareholders

DWS Alternative Asset Allocation Plus Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
15 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
26 Notes to Financial Statements
36 Report of Independent Registered Public Accounting Firm
37 Tax Information
38 Summary of Management Fee Evaluation by Independent Fee Consultant
42 Board Members and Officers
46 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. The fund expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2011
Average Annual Total Returns as of 3/31/11
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	12.43%	1.76%	2.68%
Class C	11.63%	1.02%	1.82%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	5.96%	-0.22%	1.04%
Class C (max 1.00% CDSC)	11.63%	1.02%	1.82%
No Sales Charges
Class S	12.66%	2.02%	2.84%
Institutional Class	12.80%	2.02%	2.84%
MSCI World Index+	13.45%	-0.25%	-2.19%
Barclays Capital US Aggregate Bond Index+	5.12%	5.30%	6.35%
S&P 500® Index+	15.65%	2.35%	-0.32%
Blended Index +	11.34%	1.96%	0.79%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2010 are 2.17%, 2.90%, 2.05% and 1.80% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Alternative Asset Allocation Plus Fund — Class A [] MSCI World Index+ [] Barclays Capital US Aggregate Bond Index+ [] S&P 500 Index+ [] Blended Index +

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 3/31/11	$9.67	$9.61	$9.61	$9.61
3/31/10	$8.71	$8.68	$8.66	$8.65
Distribution Information: Twelve Months as of 3/31/11: Income Dividends	$.11	$.07	$.14	$.14

Lipper Rankings — Global Flexible Portfolio Funds Category as of 3/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	77	of	212	37
3-Year	64	of	115	56
Class C 1-Year	96	of	212	46
3-Year	80	of	115	69
Class S 1-Year	73	of	212	35
3-Year	61	of	115	53
Institutional Class 1-Year	66	of	212	31
3-Year	61	of	115	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2010 to March 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended March 31, 2011
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,062.60	$1,059.50	$1,063.30	$1,064.50
Expenses Paid per $1,000*	$2.42	$6.26	$1.13	$1.13
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,022.59	$1,018.85	$1,023.83	$1,023.83
Expenses Paid per $1,000*	$2.37	$6.14	$1.11	$1.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios**	Class A	Class C	Class S	Institutional Class
DWS Alternative Asset Allocation Plus Fund	.47%	1.22%	.22%	.22%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Alternative Asset Allocation Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Alternative Asset Allocation Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor.

Portfolio Management Team

Robert Wang

Inna Okounkova

Thomas Picciochi

Portfolio Managers, QS Investors

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Alternative Asset Allocation Plus Fund currently invests in nine DWS mutual funds, plus five exchange-traded funds and a Global Tactical Asset Allocation (GTAA) overlay strategy, that together provide extensive exposure to alternative asset classes.1 We believe this bundled approach can help dampen volatility and enhance portfolio diversification over time. Of course, diversification neither assures a profit nor guarantees against loss.

The past year brought a positive environment for virtually all segments of the global markets, as the combination of improving global growth and highly supportive policies by the world's central banks fueled investor risk appetites and underpinned strong rallies in the stock, bond and commodities markets.

The fund performed well in this environment, with all 14 funds and ETFs of its underlying investments generating a positive return for the year. The Class A shares of the fund returned 12.43% and outperformed the 11.34% return of its benchmark — a blend of 70% in the MSCI World Index and 30% in the Barclays Capital US Aggregate Bond Index.2,3 The fund also outperformed the 10.59% average return of the funds in its Lipper peer group, Global Flexible Portfolio Funds.4

The fund's average annualized total return for Class A shares from its inception on July 31, 2007 is 2.68%, which has outpaced both the 0.79% return of its blended benchmark and the -0.32% return of the Standard & Poor's 500® (S&P 500) Index during that time.5 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

Positive Contributions to Performance

We define the alternative allocations in terms of three segments: absolute return, real return and non-traditional.

The real return allocation, which was weighted at 57% of assets as of March 31, 2011, holds investments that portfolio management anticipates should outpace the rate of inflation over time. This segment of the fund performed very well during the past year, reflecting the improvement in the global economy and investors' growing focus on the possibility of rising inflation.

The performance of the real return segment gained a substantial boost from its position in DWS Gold & Precious Metals Fund. The price of gold rose from about $1,115/oz to $1,439 during the annual period, while silver climbed from approximately $17.50/oz to nearly $38. This positive backdrop fueled a gain in gold and precious metals stocks, helping DWS Gold & Precious Metals Fund to finish as the best-performing investment in both the real return segment and the fund as a whole. DWS Enhanced Commodity Strategy Fund, which was positioned to capitalize on the broad rally in oil, grains and other commodities, posted a similarly strong return. Additionally, DWS RREEF Global Real Estate Securities Fund and DWS RREEF Global Infrastructure Fund both delivered returns ahead of the broader world equity markets (as represented by the MSCI World Index).

In the fixed income portion of the real return allocation, DWS Global Inflation Plus Fund produced a nice gain as global inflation-protected securities moved higher amid growing investor concerns about rising prices. DWS Floating Rate Plus Fund, which invests in loans that are extended from banks to corporate borrowers and subsequently sold to investors in the secondary market, also performed well in an environment characterized by accelerating growth, rapidly strengthening earnings, and increasingly healthy corporate balance sheets.

The non-traditional allocation, weighted at 26% of fund assets, holds investments that provide diversification but that may not yet be held in traditional portfolios. While all of our holdings in this segment produced a positive absolute return in the annual period, the gains were generally modest compared to the broader world equity markets.
Portfolio Allocation as of 3/31/11

[] 57% Real return
15% DWS Enhanced Commodity Strategy
14% DWS RREEF Global Real Estate Securities
12% DWS Global Inflation Plus
7% DWS Floating Rate Plus
7% DWS RREEF Global Infrastructure
2% DWS Gold & Precious Metals
[] 26% Non-traditional
10% DWS Emerging Markets Equity
8% DWS Enhanced Emerging Markets Fixed Income
2% Wisdom Tree Emerging Debt Fund
2% SPDR Barclays Capital International Treasury Bond
2% iShares MSCI EAFE Small Cap Index
1% Vanguard FTSE All World ex-US small cap
1% WisdomTree Emerging Markets SmallCap Dividend
[] 15% Absolute return
15% DWS Disciplined Market Neutral
[] 2% Cash equivalents
2% Central Cash Management Fund

Absolute return investments seek to generate positive returns independent of market direction. Real return investments seek to outpace the rate of inflation over time. Non-traditional investments seek to provide diversification but may not be held in traditional portfolios.

Our best-performing positions here were exchange-traded funds (ETFs) tied to international and emerging-market small-cap equities, but these made a relatively small contribution to the fund's performance due to their small weightings. Our largest holdings in the non-traditional allocation were in DWS Emerging Markets Equity Fund and DWS Enhanced Emerging Markets Fixed Income Fund. Each finished the year with a gain due to the strong economic growth and healthy government finances for countries in the asset class.

Negative Contributions to Performance

The fund's absolute return segment, which seeks to generate positive returns independent of market direction, consists of DWS Disciplined Market Neutral Fund and the GTAA strategy and was weighted at 15% of assets as of March 31, 2011. DWS Disciplined Market Neutral Fund takes offsetting long and short positions in the US equity market. As a result of this neutral positioning, the fund typically underperforms when stocks rally to the extent that they did during the past year. Nevertheless, the fund achieved its objective of a delivering a positive absolute return and dampening the fund's overall volatility. We believe the fund continues to add an important element of diversification to the portfolio.

Performance in the absolute return segment was also hurt by the negative return of the GTAA strategy. This strategy is designed to add value by taking advantage of short-term inefficiencies in the global bond and currency markets. The GTAA strategy detracted from performance and offset some of the modest gain from DWS Disciplined Market Neutral Fund.

Outlook and Fund Positioning

Our core belief is that meaningful diversification is best achieved by investing across all asset classes and categories, and not just among the various segments of the stock market. We believe our fund is positioned to benefit from a variety of potentially adverse developments, including rising oil prices (through its investments in underlying funds that provide commodities exposure), higher inflation (through its real return allocation) and a falling US dollar (by virtue of its investments overseas). We believe these elements of our positioning make this fund an attractive option for improving diversification within traditional portfolios.

As we move through 2011, we remain committed to providing our investors with a one-stop, professionally managed way to gain exposure to alternative asset classes and categories. We believe our multi-faceted role as managers — selecting asset classes and categories, determining the weightings for each asset class and category, and deciding on the appropriate timing of portfolio reallocations — can add significant value for our investors over time.

1 The GTAA strategy attempts to take advantage of inefficiencies within global equity, bond,commodity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.

2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

3 Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

4 The Lipper Global Flexible Portfolio Funds category consists of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside the United States. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

5 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)		3/31/11	3/31/10
Emerging Markets	DWS Emerging Markets Equity Fund DWS Enhanced Emerging Market Fixed Income Fund WisdomTree Emerging Markets Debt Fund	20%	18%
Commodities	DWS Enhanced Commodity Strategy Fund	15%	13%
Market Neutral	DWS Disciplined Market Neutral Fund	15%	18%
Global Real Estate	DWS RREEF Global Real Estate Securities Fund	14%	14%
Treasury Inflation Protected Securities	DWS Global Inflation Plus Fund	12%	14%
Floating Rate Notes	DWS Floating Rate Plus Fund	7%	5%
Global Infrastructure	DWS RREEF Global Infrastructure Fund	7%	5%
International Small Cap	iShares MSCI EAFE Small Cap Index ETF Vanguard FTSE All World ex-US Small-Cap Fund	3%	2%
Money Market Fund	Central Cash Management Fund	2%	3%
Gold	DWS Gold & Precious Metals Fund	2%	5%
International Treasury Bond	SPDR Barclays Capital International Treasury Bond ETF	2%	2%
Emerging-Markets Small Cap	WisdomTree Emerging Markets Small Cap Dividend ETF	1%	—
		100%	100%

Asset allocation excludes derivatives and is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of March 31, 2011
	Shares	Value ($)

Mutual Funds 88.0%
DWS Disciplined Market Neutral Fund "Institutional"	11,719,501	110,280,506
DWS Emerging Markets Equity Fund "Institutional"	3,851,093	73,902,471
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional"	5,435,790	58,815,249
DWS Enhanced Commodity Strategy Fund "Institutional"*	23,512,118	111,917,680
DWS Floating Rate Plus Fund "Institutional"	5,769,934	54,872,073
DWS Global Inflation Plus Fund "Institutional"	8,434,077	88,642,147
DWS Gold & Precious Metals Fund "Institutional"	652,403	14,848,682
DWS RREEF Global Infrastructure Fund "Institutional"	5,134,878	51,502,831
DWS RREEF Global Real Estate Securities Fund "Institutional"	13,384,304	103,192,984
Total Mutual Funds (Cost $589,469,026)		667,974,623

Exchange-Traded Funds 6.8%
iShares MSCI EAFE Small Cap Index Fund	249,608	10,818,011
SPDR Barclays Capital International Treasury Bond	245,673	14,698,615
Vanguard FTSE All World ex-US Small-Cap Fund	76,296	7,776,851
WisdomTree Emerging Markets Debt Fund	286,887	14,912,386
WisdomTree Emerging Markets SmallCap Dividend Fund	65,629	3,513,121
Total Exchange-Traded Funds (Cost $46,996,050)		51,718,984

Cash Equivalents 2.3%
Central Cash Management Fund (Cost $17,431,066)	17,431,066	17,431,066

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $653,896,142)+	97.1	737,124,673
Other Assets and Liabilities, Net	2.9	22,055,361
Net Assets	100.0	759,180,034

* Non-income producing.

+ The cost for federal income tax purposes was $721,877,581. At March 31, 2011, net unrealized appreciation for all securities based on tax cost was $15,247,092. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $83,870,865 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $68,623,773.

EAFE: Europe, Australasia and Far East

FTSE: Financial Times Stock Exchange

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

At March 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2011	475	51,001,959	(101,607)
10 Year US Treasury Note	USD	6/21/2011	355	42,256,094	(24,259)
2 Year US Treasury Note	USD	6/30/2011	299	65,219,375	26,109
Total net unrealized depreciation					(99,757)

At March 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	CAD	6/21/2011	241	29,829,809	331,286
10 Year Japanese Government Bond	JPY	6/9/2011	4	6,710,748	962
Federal Republic of Germany Euro-Bund	EUR	6/8/2011	77	13,234,602	50,027
United Kingdom Long Gilt Bond	GBP	6/28/2011	310	58,268,845	82,113
Total unrealized appreciation					464,388

At March 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	10,422,595	NOK	58,970,000	4/19/2011	225,951	UBS AG
USD	21,387,649	SEK	137,529,000	4/19/2011	380,898	UBS AG
USD	11,807,328	AUD	11,943,000	4/19/2011	540,323	UBS AG
USD	18,551,908	CAD	18,356,000	4/19/2011	329,532	UBS AG
GBP	7,568,000	USD	12,180,318	4/19/2011	36,891	UBS AG
CHF	17,506,000	USD	19,174,151	4/19/2011	58,937	UBS AG
Total unrealized appreciation					1,572,532

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	11,609,216	JPY	935,264,000	4/19/2011	(308,754)	UBS AG
EUR	6,550,000	USD	9,137,381	4/19/2011	(150,548)	UBS AG
NZD	15,395,000	USD	11,278,377	4/19/2011	(469,764)	UBS AG
Total unrealized depreciation					(929,066)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$667,974,623	$—	$—	$667,974,623
Exchange-Traded Funds	51,718,984	—	—	51,718,984
Short-Term Investments	17,431,066	—	—	17,431,066
Derivatives (a)	490,497	1,572,532	—	2,063,029
Total	$737,615,170	$1,572,532	$—	$739,187,702
Liabilities
Derivatives (a)	$(125,866)	$(929,066)	$—	$(1,054,932)
Total	$(125,866)	$(929,066)	$—	$(1,054,932)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended March 31, 2011.

(a) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2011
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $606,900,092)	$685,405,689
Investments in non-affiliated Underlying Funds, at value (cost $46,996,050)	51,718,984
Total investments, at value (cost $653,896,142)	737,124,673
Deposit with brokers for open futures contracts	4,057,426
Cash held as collateral for open forward foreign currency exchange contracts	3,030,000
Receivable for investments sold	91,990,000
Receivable for Fund shares sold	2,387,328
Interest receivable	2,294
Unrealized appreciation on open forward foreign currency exchange contracts	1,572,532
Receivable for variation margin on open futures contracts	364,718
Due from Advisor	48,356
Other assets	59,989
Total assets	840,637,316
Liabilities
Payable for investments purchased	77,865,135
Payable for Fund shares redeemed	1,877,649
Unrealized depreciation on open forward foreign currency exchange contracts	929,066
Accrued management fee	13,734
Accrued expenses and payables	771,698
Total liabilities	81,457,282
Net assets, at value	$759,180,034
Net Assets Consist of
Undistributed net investment income	7,033,787
Net unrealized appreciation (depreciation) on: Investments	83,228,531
Futures	364,631
Foreign currency	628,961
Accumulated net realized gain (loss)	(115,336,887)
Paid-in capital	783,261,011
Net assets, at value	$759,180,034

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of March 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($292,634,730 ÷ 30,260,112 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.67
Maximum offering price per share (100 ÷ 94.25 of $9.67)	$10.26
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($175,742,079 ÷ 18,290,444 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.61
Class S Net Asset Value, offering and redemption price per share ($250,128,385 ÷ 26,018,908 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.61
Institutional Class Net Asset Value, offering and redemption price per share ($40,674,840 ÷ 4,232,410 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended March 31, 2011
Investment Income
Income distributions from affiliated Underlying Funds	$14,546,717
Income distributions — Central Cash Management Fund	25,022
Dividends	621,201
Interest	4,558
Total income	15,197,498
Expenses: Management fee	1,264,779
Administration fee	632,390
Distribution and service fees	2,123,505
Services to shareholders	1,190,499
Custodian fee	9,389
Professional fees	140,421
Trustees' fees and expenses	21,227
Reports to shareholders	133,178
Registration fees	121,160
Other	79,279
Total expenses before expense reductions	5,715,827
Expense reductions	(2,188,060)
Total expenses after expense reductions	3,527,767
Net investment income	11,669,731
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(12,950,125)
Sale of non-affiliated Underlying Funds and securities	7,844
Capital gain distributions from affiliated Underlying Funds	2,571,544
Capital gain distributions from non-affiliated Underlying Funds	52,910
Futures	(224,847)
Foreign currency	(1,175,266)
(11,717,940)
Change in net unrealized appreciation (depreciation) on: Investments	74,782,425
Futures	328,384
Foreign currency	188,426
75,299,235
Net gain (loss)	63,581,295
Net increase (decrease) in net assets resulting from operations	$75,251,026

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$11,669,731	$10,326,744
Net realized gain (loss)	(11,717,940)	(49,706,883)
Change in net unrealized appreciation (depreciation)	75,299,235	155,749,970
Net increase (decrease) in net assets resulting from operations	75,251,026	116,369,831
Distributions to shareholders from: Net investment income: Class A	(2,979,432)	(6,527,546)
Class C	(1,161,293)	(3,051,660)
Class S	(3,063,615)	(5,532,395)
Institutional Class	(377,438)	(415,545)
Total distributions	(7,581,778)	(15,527,146)
Fund share transactions: Proceeds from shares sold	333,685,547	256,944,161
Reinvestment of distributions	6,311,605	13,038,089
Payments for shares redeemed	(191,044,031)	(145,302,464)
Net increase (decrease) in net assets from Fund share transactions	148,953,121	124,679,786
Increase (decrease) in net assets	216,622,369	225,522,471
Net assets at beginning of period	542,557,665	317,035,194
Net assets at end of period (including undistributed net investment income of $7,033,787 and $3,943,160, respectively)	$759,180,034	$542,557,665

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended March 31,	2011	2010	2009	2008	a
Selected Per Share Data
Net asset value, beginning of period	$8.71	$6.72	$10.21	$10.00
Income (loss) from investment operations: Net investment incomeb	.17	.20	.14	.19
Net realized and unrealized gain (loss)	.90	2.08	(3.20)	.27
Total from investment operations	1.07	2.28	(3.06)	.46
Less distributions from: Net investment income	(.11)	(.29)	(.38)	(.25)
Net realized gain	—	—	(.05)	—
Total distributions	(.11)	(.29)	(.43)	(.25)
Net asset value, end of period	$9.67	$8.71	$6.72	$10.21
Total Return (%)c,d,e	12.43	34.30	(30.21)	4.57	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	293	221	128	102
Ratio of expenses before expense reductions (%)f	.79	.83	.89	.97	*
Ratio of expenses after expense reductions (%)f	.47	.47	.49	.47	*
Ratio of net investment income (%)	1.94	2.44	1.63	2.78	*
Portfolio turnover rate (%)	24	18	42	0	**
a For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Class C Years Ended March 31,	2011	2010	2009	2008	a
Selected Per Share Data
Net asset value, beginning of period	$8.68	$6.69	$10.15	$10.00
Income (loss) from investment operations: Net investment incomeb	.11	.14	.07	.14
Net realized and unrealized gain (loss)	.89	2.06	(3.16)	.22
Total from investment operations	1.00	2.20	(3.09)	.36
Less distributions from: Net investment income	(.07)	(.21)	(.32)	(.21)
Net realized gain	—	—	(.05)	—
Total distributions	(.07)	(.21)	(.37)	(.21)
Net asset value, end of period	$9.61	$8.68	$6.69	$10.15
Total Return (%)c,d,e	11.63	33.17	(30.65)	3.62	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	176	138	87	55
Ratio of expenses before expense reductions (%)f	1.55	1.56	1.66	1.83	*
Ratio of expenses after expense reductions (%)f	1.22	1.22	1.24	1.22	*
Ratio of net investment income (%)	1.19	1.69	.88	2.03	*
Portfolio turnover rate (%)	24	18	42	0	**
a For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Class S Years Ended March 31,	2011	2010	2009	2008	a
Selected Per Share Data
Net asset value, beginning of period	$8.66	$6.69	$10.18	$10.00
Income (loss) from investment operations: Net investment incomeb	.20	.22	.16	.20
Net realized and unrealized gain (loss)	.89	2.07	(3.18)	.24
Total from investment operations	1.09	2.29	(3.02)	.44
Less distributions from: Net investment income	(.14)	(.32)	(.42)	(.26)
Net realized gain	—	—	(.05)	—
Total distributions	(.14)	(.32)	(.47)	(.26)
Net asset value, end of period	$9.61	$8.66	$6.69	$10.18
Total Return (%)c,d	12.66	34.56	(29.97)	4.37	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	250	170	97	64
Ratio of expenses before expense reductions (%)e	.62	.71	.71	.84	*
Ratio of expenses after expense reductions (%)e	.22	.22	.24	.23	*
Ratio of net investment income (%)	2.19	2.69	1.88	3.02	*
Portfolio turnover rate (%)	24	18	42	0	**
a For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Institutional Class Years Ended March 31,	2011	2010	2009	2008	a
Selected Per Share Data
Net asset value, beginning of period	$8.65	$6.69	$10.18	$10.00
Income (loss) from investment operations: Net investment incomeb	.20	.22	.16	.20
Net realized and unrealized gain (loss)	.90	2.06	(3.18)	.24
Total from investment operations	1.10	2.28	(3.02)	.44
Less distributions from: Net investment income	(.14)	(.32)	(.42)	(.26)
Net realized gain	—	—	(.05)	—
Total distributions	(.14)	(.32)	(.47)	(.26)
Net asset value, end of period	$9.61	$8.65	$6.69	$10.18
Total Return (%)c,d	12.80	34.41	(29.97)	4.38	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	14	5	.3
Ratio of expenses before expense reductions (%)e	.41	.46	.50	.91	*
Ratio of expenses after expense reductions (%)e	.22	.22	.24	.23	*
Ratio of net investment income (%)	2.19	2.69	1.88	3.02	*
Portfolio turnover rate (%)	24	18	42	0	**
a For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation Plus Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (the "Underlying DWS Funds"), derivative investments and exchange-traded funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as ("Underlying Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request. On April 29, 2011, the Fund transferred all of its assets and liabilities to the DWS Alternative Asset Allocation Plus Fund, a new series of DWS Market Trust. This transaction has no material effect on an investment in the Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2011, the Fund had a net basis capital loss carryforward of approximately $42,353,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017 ($6,871,000) and March 31, 2018 ($35,482,000), the respective expiration dates, whichever occurs first. During the year ended March 31, 2011, the Fund utilized $256,000 of prior year capital loss carryforward.

In addition, from November 1, 2010 through March 31, 2011, the Fund incurred approximately $4,919,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$7,677,254
Capital loss carryforwards	$(42,353,000)
Net unrealized appreciation (depreciation) on investments	$15,247,092

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2011	2010
Distributions from ordinary income*	$7,581,778	$15,527,146

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearing house in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on global equity and bonds, including on financial indices and security indices. For the year ended March 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global equity and bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2011, is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $109,077,000 to $261,221,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $98,748,000 to $191,608,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the period ended March 31, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of March 31, 2011, is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2011, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $30,501,000 to $59,425,000, and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from approximately $24,310,000 to $73,942,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$1,572,532	$—	$1,572,532
Interest Rate Contracts (b)	—	490,497	490,497
	$1,572,532	$490,497	$2,063,029

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(929,066)	$—	$(929,066)
Interest Rate Contracts (b)	—	(125,866)	(125,866)
	$(929,066)	$(125,866)	$(1,054,932)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(970,570)	$—	$(970,570)
Interest Rate Contracts (b)	—	(2,248,461)	(2,248,461)
Equity Contracts (b)	—	2,023,614	2,023,614
	$(970,570)	$(224,847)	$(1,195,417)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$193,634	$—	$193,634
Interest Rate Contracts (b)	—	236,367	236,367
Equity Contracts (b)	—	92,017	92,017
	$193,634	$328,384	$522,018

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Mutual Funds

During the year ended March 31, 2011, purchases and sales of affiliated Underlying Funds (excluding short-term investments and money market funds) aggregated $245,830,643 and $144,780,000, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments and money market funds) aggregated $17,472,056 and $174,722, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At March 31, 2011, the Fund held the following Underlyling DWS Funds' outstanding shares: approximately 42% of DWS RREEF Global Infrastructure Fund, 36% of DWS Global Inflation Plus Fund, 28% of DWS Emerging Markets Equity Fund, 27% of DWS Disciplined Market Neutral Fund, 21% of DWS Enhanced Emerging Markets Fixed Income Fund, 10% of DWS RREEF Global Real Estate Securities Fund and 9% of DWS Enhanced Commodity Strategy Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from April 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.46%
Class C	1.21%
Class S	.21%
Institutional Class	.21%

Accordingly, for the year ended March 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,096,316 and the amount charged aggregated $168,463, which was equivalent to an annual effective rate of 0.03% of the Fund's average daily net assets.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2011, the Administration Fee was $632,390, of which $63,455 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended March 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$205,001	$205,001
Class C	124,446	124,446
Class S	120,087	120,087
Institutional Class	2,937	2,937
	$452,471	$452,471

In addition, for the year ended March 31, 2011, the Advisor reimbursed $354,191 and $2,682 of non-affiliated sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended March 31, 2011, the Distribution Fee charged to Class C shares by DIDI was $1,144,693, of which $109,930 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2011	Annual Effective Rate
Class A	$598,555	$168,509	$94,503	.17%
Class C	380,257	113,891	59,087	.17%
	$978,812	$282,400	$153,590

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2011, aggregated $100,122.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2011, the CDSC for the Fund's Class C shares aggregated $18,689. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2011, DIDI received $7,694 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $24,272, of which $2,631 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,612,540	$123,915,614	12,889,181	$105,966,008
Class C	5,306,607	48,334,691	5,597,770	45,849,608
Class S	15,118,431	136,458,460	12,053,905	97,558,300
Institutional Class	2,751,745	24,976,782	926,111	7,570,245
		$333,685,547		$256,944,161
Shares issued to shareholders in reinvestment of distributions
Class A	300,682	$2,676,261	727,579	$5,969,014
Class C	110,097	941,331	310,331	2,519,329
Class S	265,758	2,377,057	512,609	4,182,681
Institutional Class	35,226	316,956	44,663	367,065
		$6,311,605		$13,038,089
Shares redeemed
Class A	(9,036,210)	$(81,921,345)	(7,229,140)	$(59,016,766)
Class C	(2,989,948)	(27,054,572)	(3,013,062)	(24,462,088)
Class S	(8,971,154)	(80,392,141)	(7,508,388)	(60,774,040)
Institutional Class	(184,369)	(1,675,973)	(129,637)	(1,049,570)
		$(191,044,031)		$(145,302,464)
Net increase (decrease)
Class A	4,877,012	$44,670,530	6,387,620	$52,918,256
Class C	2,426,756	22,221,450	2,895,039	23,906,849
Class S	6,413,035	58,443,376	5,058,126	40,966,941
Institutional Class	2,602,602	23,617,765	841,137	6,887,740
		$148,953,121		$124,679,786

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and the Shareholders of DWS Alternative Asset Allocation Plus Fund:

We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation Plus Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), including the investment portfolio, as of March 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Alternative Asset Allocation Plus Fund at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts May 25, 2011

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended March 31, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $19,572,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of March 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$50,724	$0	$13,441	$0
2010	$47,003	$0	$8,814	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$405,550	$0
2010	$0	$195,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$13,441	$405,550	$586,510	$1,005,501
2010	$8,814	$195,930	$625,859	$830,603

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.
First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.
Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 31, 2011